UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2014

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia		31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 4, 2014, Ameris Bancorp, a Georgia corporation (“Ameris”), received the approval of the Georgia Department of Banking and Finance to acquire The Coastal Bank, Savannah, Georgia (“Coastal Bank”), via the merger of Coastal Bankshares, Inc., a Georgia corporation (“Coastal”), with and into Ameris. In addition, on June 11, 2014, the Georgia Department of Banking and Finance also approved the merger of Coastal Bank with and into Ameris Bank, the wholly owned banking subsidiary of Ameris. The merger of Coastal Bank and Ameris Bank was previously approved by the Federal Deposit Insurance Corporation on May 29, 2014. Accordingly, all required regulatory approvals have been received for the merger of Coastal with and into Ameris and the merger of Coastal Bank with and into Ameris Bank, as contemplated by the Agreement and Plan of Merger between Ameris and Coastal dated as of March 10, 2014.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Ameris’s performance or achievements to be materially different from any expected future results, performance or achievements. Forward-looking statements speak only as of the date they are made and neither Ameris nor Coastal assumes any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Ameris and Coastal, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Ameris’s stock price before closing, including as a result of the financial performance of Ameris prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Ameris and Coastal operate; (iv) the ability to promptly and effectively integrate the businesses of Ameris and Coastal; (v) the reaction of the companies’ customers, employees and counterparties to the transaction; and (vi) diversion of management time on merger-related issues. For more information, see the risk factors described in Ameris’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

In connection with the proposed merger between Ameris and Coastal, on May 22, 2014, Ameris filed with the SEC a registration statement on Form S-4 to register the Ameris shares that will be issued to Coastal’s shareholders in connection with the proposed merger that included a proxy statement of Coastal and a prospectus of Ameris, and filed an amendment to such registration statement on May 28, 2014, as well as other relevant materials in connection with the proposed transaction. The SEC declared the registration statement effective on May 30, 2014. Coastal mailed the proxy statement to its shareholders on or about June 2, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, AS AMENDED, AND THE PROXY STATEMENT/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Ameris at Ameris’s website at http://www.amerisbank.com, under the heading “Investor Relations”, or by directing a written or oral request to: Ameris Bancorp, 310 First St., S.E., Moultrie, Georgia 31768, Attn: Corporate Secretary, Telephone: (229) 890-1111.

Ameris, Coastal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Coastal in connection with the proposed merger transaction. Information regarding directors and executive officers of Ameris and Coastal and their respective interests in the transaction is included in the proxy statement/prospectus of Ameris and Coastal described above and other relevant materials filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)

Dated: June 12, 2014